UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

Institutional Small-Cap Stock Fund	June 30, 2009

Highlights

• Small-cap stocks rebounded in the first half of 2009 as investors began to see signs of economic stabilization.

• The fund handily outpaced the Russell 2000 Index and its Lipper peer group due to strong stock selection in several sectors, especially financials and information technology.

• In the wake of the market’s collapse, we purchased a number of strong companies at attractive prices.

• While the recovery is unlikely to be robust in the near term, we wouldn’t be surprised to see a larger bounce than most expect sometime in 2010. We believe the market will reward those companies with prospects for strong or improving fundamentals such as margins, earnings, and cash flow.

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Small-Cap Stock Fund

Dear Investor

After a tumultuous start to the year that saw the markets hit lows in March, stocks staged a significant rally, climbing the proverbial “wall of worry.” In recent months, we have seen encouraging signs of economic recovery now ubiquitously referred to in the press as “green shoots.” Whether it’s rising consumer confidence, several consecutive months of improvement in leading economic indicators, or surveys of consumer behavior, we think it is becoming increasingly clear that the economy is in the early stages of recovery. While the recovery is unlikely to be robust in the near term, we wouldn’t be surprised to see a stronger economic bounce than most expect sometime in 2010.

Your fund has been positioned well in early cycle sectors such as consumer discretionary and information technology, and we benefited from the bounce. For the first six months of 2009, the portfolio was up 10.22%, well ahead of the Russell 2000 Index’s 2.64% return. The portfolio also performed strongly versus the Lipper Small-Cap Core Funds Index of similar funds. The fund’s performance relative to the Russell index benefited from both stock selection and sector weightings. We added value in nearly every sector, with particular strength in financials, information technology, industrials and business services, energy, and consumer discretionary. Only our health care holdings hampered relative results.

Environment

The economy hit an air pocket in late 2008 when economic activity fell far below any level seen in our nearly 30-year career. Business literally ceased for extended periods in many industries, with operating rates falling to the lowest levels seen since World War II. By November, we felt that industrial stocks were adequately discounting the “Great Recession”—if this is indeed what we’re experiencing. The market recovered a bit, but shares dropped precipitously in February and early March due to investor fear and uncertainty caused by collapsing economic activity and aggressive anti-business rhetoric and anti-growth proposals floated in Washington—remember the AIG compensation flap? The silver lining in all of this was that the sell-off created opportunities for the fund to pick up some solid companies at very attractive prices. More on this in our Portfolio Review.

Within the small-cap universe, growth outpaced value by a wide margin, due primarily to the very poor performance of utilities and financials, while traditional early cycle growth sectors such as information technology did particularly well.

Performance Review

Our best performance relative to the Russell 2000 Index occurred in the financials sector, where we benefited from both stock selection and lighter exposure to the poor-performing group. Top contributors included Affiliated Managers Group and Waddell & Reed Financial, which posted strong advances. Affiliated Managers’ stock was mercilessly punished in last fall’s decline as investors worried that the firm would not be able to refinance or service its considerable debt load. The ongoing recovery in the debt markets is beginning to render this a moot point, however. Early in the year, Waddell & Reed moved to protect shareholders through aggressive cost-reduction strategies, including across-the-board salary cuts. Investors rewarded the shares when the company reported slightly better-than-expected first-quarter earnings. (See the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Real estate investment trust DiamondRock Hospitality rose sharply because it was the first REIT to refinance debt by raising equity in April. The firm raised enough capital to remove any threat of financial distress and left itself with the best balance sheet in the lodging industry. We are very positive on the outlook for DiamondRock.

WestAmerica was also a strong relative performer as investors cheered what likely will be a very accretive FDIC-assisted bank merger with its “in footprint” competitor, County Bank. WestAmerica has a fortress-like balance sheet and pristine credit, leading the regulators to rely on West America to consolidate the California banking sector. It bought County for a song, and shareholders should profit handsomely in future periods.

Other significant contributors among our financials holdings included Penson Worldwide, a broker clearing firm, which should benefit from both rising stock-trading volume and higher interest rates in the inevitable market recovery. The firm recently completed an equity offering that should leave it well positioned to attract new business and close future acquisitions. Piper Jaffray posted a solid gain as the market embraced more volatile, market-sensitive financial stocks. The underwriting business is beginning to stir, and Piper Jaffray added talented staffers to its municipal financing arm. First-quarter results showed a smaller-than-expected loss due to tight expense control and improvements in fixed-income sales and trading.

Information technology is an early cycle group that often leads market recoveries. The semiconductor industry is a classic quick-recovery segment as inventory corrections tend to occur rapidly and subsequent customer restocking leads to better earnings performance. Holdings that aided fund performance included Diodes, which makes discrete electronic components and recently guided investors to a 20% to 30% sequential uptick in revenues as its markets begin to firm up. Silicon Laboratories had a better-than-expected first quarter and increased its revenue guidance for the upcoming quarter.

Our best-performing stock was Palm, which more than quadrupled in price. Palm had a very successful launch of the Palm Pre, its new touch-screen smartphone that most analysts consider the only viable iPhone competitor. Palm Pre is the work of John Rubenstein, a former Apple executive who led the design teams for many of Apple’s most successful products, including the iPod. We are very excited about Palm’s outlook over the next year. Other strong performers in the sector included Digital River, which reported better-than-expected first-quarter results and raised earnings for the upcoming period. The firm provides digital fulfillment of software products and is getting good traction in the consumer electronics segment. ADTRAN outperformed as this reasonably valued telecommunications equipment company reported a solid first quarter and forecast sequential revenue growth greater than analyst expectations. The company is doing well providing high-speed broadband access products to homes and businesses. ADTRAN should also benefit from federal stimulus dollars for improved broadband access.

Among strong contributors in the industrials and business services sector, Baldor Electric carried a significant debt load from its acquisition of Reliance Electric but was able to refinance the debt and gain covenant relief at better-than-expected terms. The firm has noted early signs of recovery in its business, giving investors hope that the worst is past. Middleby’s recent acquisition of Turbo Chef has proven to be a plus, and the firm is showing strong organic growth, led by orders for new ovens from a global restaurant customer. Valmont Industries, a maker of center-pivot irrigation systems and large utility structures, has benefited from strong growth in the latter business. The company should do well as utilities look to upgrade our aging transmission system. The firm should also benefit from stimulus spending in its highway structures division. ESCO Technologies, which makes components for automated meter reading for electric, gas, and water utilities, is seen by the market as a beneficiary of future spending for the “smart grid.” Finally, A.O. Smith, which makes motors and water heaters, recovered as investors look for the firm to be an early beneficiary of any pickup in the economy.

Our consumer discretionary holdings benefited from investors’ anticipation of the eventual recovery of the U.S. economy. J. Crew Group rose sharply on better same-store sales comparisons and better-than-expected earnings. The first lady’s preference for J. Crew apparel also hasn’t hurt. Restaurant traffic improved early in the year, and Cheesecake Factory bounced back strongly from an overly depressed level. TRW, a maker of safety-related automotive parts, recovered as investors took heart in the government’s support of auto parts suppliers in the Chrysler and GM bankruptcies. TRW has a large debt load, and the shares fell as low as $1.38 before beginning a strong recovery to $11.30. TRW is a cash flow machine, and we believe its shares will once again move toward $20.00. We added Group One Automotive earlier in the year with the thesis that a strong focus on cost control, capital allocation, and an eventual recovery in consumer confidence would enable the firm to survive and prosper in the eventual auto build recovery. By the end of the period, Group One had more than doubled in price.

Stock selection in energy plus an overweight to the group helped results as oil prices steadily rose through the first half. Foundation Coal doubled because the firm agreed to be acquired by Alpha Natural Resources. Bill Barrett gained on improved first-quarter results and solid production growth. Seacor Holdings jumped on successive better-than-expected quarters due to strong cost controls.

In the materials sector, our recent purchase of Franco Nevada benefited the portfolio as the shares surged with rising gold prices and investors positioning for an eventual uptick in inflation. The firm completed several recent royalty transactions and has oil and gas royalty streams that have benefited from rising energy prices. Rockwood Holdings has some of the world’s lowest-cost lithium deposits—a key input to future electric car batteries—and should be a major beneficiary of any green initiative toward electric cars. Koppers Holdings was boosted by strong results in its railroad tie business.

Other stocks that performed well included utilities OGE Energy and NV Energy. OGE surprised analysts with strong results at its Enogex natural gas pipeline and processing subsidiary. The firm processes key inputs for the petrochemical industry and thus benefited from margin expansion as oil prices outstripped natural gas. NV rose after it received a reasonable Nevada Public Utilities commission staff recommendation for its upcoming rate case. Electric demand in Nevada also appears to be stabilizing.

Health care was the only sector that detracted from the fund’s relative performance. Wright Medical Group declined on slowing growth in the global orthopedics market and potential price pressure for its product. Patients are deferring some procedures due to the weak economy, but we think the pent-up demand will help the stock recover as the economy rebounds. Biotech firm Cubist Pharmaceuticals fell after TEVA Pharmaceutical Industries filed an intellectual property challenge for generic Daptomycin. Medicines Company also sold off after its new anti-clotting drug Cangrelor failed a trial for percutaneous intervention procedures.

Other relative detractors included many of our regional bank holdings. First Niagara Financial and Glacier Bancorp declined as investors rotated out of these relatively defensive stocks after significant outperformance. Both First Niagara and Glacier have solid and conservative credit metrics, but investors are seeking better returns elsewhere. It’s a similar story for Valley National Bancorp, which fell on concerns about a minor uptick in nonperforming credits, the strength of the New York market, and the firm’s ongoing equity issuance program. Infinity Property & Casualty also fell after reporting a solid quarter in April with no negative metrics. It crushed expectations and had better-than-expected revenues, yet the stock had significantly outperformed and investors took gains. Selective Insurance reported an unexpected loss to book value from fixed-income and alternative investments. We believe Selective is well positioned and will recover.

Pinnacle Financial Partners was a major disappointment. It suffered a major credit loss when the Bank of Silverton failed, causing fears that the bank would need to raise equity. This credit came to Pinnacle in a loan portfolio in a recent acquisition, and investors began to wonder whether Pinnacle’s own sound core loan portfolio might be tainted further by acquired credits.

In the industrials sector, Actuant guided earnings lower several times as its industrial and do-it-yourself tools and heavy vehicle components businesses proved more cyclical than investors believed. Management further compounded the problem through a dilutive equity offering to position the company for potential future acquisitions. Lighting fixture manufacturer Acuity Brands fell after reporting disappointing results due to a decline in nonresidential construction. The firm should benefit from greater demand for energy-efficient LED lighting when stimulus dollars kick in.

Many stocks that held up well through year-end 2008 due to their defensive nature declined the most in 2009. Waste disposal firm Waste Connections fell on profit taking and fears that rising gas prices would crimp margins. Moog was hurt by investor fears that the slowing global economy would hit commercial aerospace sales.

Portfolio Review

On the Buy Side
As mentioned earlier, the market plunge last fall allowed us to uncover some attractive opportunities. Purchases in the industrials sector included Hexcel, which makes carbon fiber composite material used in aerospace and industrial applications such as windmill blades. The company is well positioned to grow faster than the commercial aerospace industry over the long term as composites displace metal in commercial aircraft. A burgeoning wind market should also be a prime catalyst for outperformance. Concerns about the economy drove the stock down sharply to a level consistent with past troughs. We think the firm can grow at a compound annual growth rate greater than 20% in an up cycle, and the stock appeared compelling at $6 to $7 a share. The stock has already begun to recover and retains lots of upside. Gardner Denver Machinery, a provider of air and gas compressors, is run by a shrewd manager, Barry Pennypacker, who has a demonstrated track record at his former firms, including Danaher. We are investing at a cyclical low point, anticipating both a recovery and benefits from plant consolidation and cost-reduction plans.

Nordson is a quality company that fell to historically low levels. The firm has strong underlying profitability based on its recurring parts and services businesses. Higher-than-average long-term growth comes from the firm’s early penetration in the semiconductor and electronics business. Nordson has posted a strong recovery since our initial purchases. Mine Safety Appliances makes respiratory safety equipment and instrumentation designed to protect workers in hazardous environments.

We initiated a position because we believe the company’s restructuring program will improve margins and shareholder value over time. Furthermore, the company has a respected brand, innovative products, and strong research and development and should benefit from the eventual recovery in blue collar employment.

We are no longer underweight in the materials sector. Just a year ago, the market was fixated to an unhealthy degree on the global infrastructure needs of the developing countries, especially Brazil, Russia, India, and China—the so-called BRIC nations. Materials stocks experienced a bubble-like surge only to deflate rapidly into the fall. Walter Energy, a metallurgical coal miner, surged to $111 a share before dropping into the teens. We added Walter to gain exposure to the company with the highest-quality metallurgical coal in the world. “Met” coal has very high BTU (energy) content and is integral to steel production. When investors have gotten excited about the basic materials sector, Walter has typically done very well.

In the financials sector, we finally found some value among the now-deflated REITs when the group hit attractive prices relative to projected net asset values of their properties. Investors worried that the model was broken as they surveyed an industry dependent on ready credit now facing a complete lack of bank and securitized lending. REIT stocks became very depressed in the first few months of 2009 as concerns intensified over deteriorating commercial real estate fundamentals and significant near-term debt maturities. Over 40 publicly traded REITs came to market with equity offerings in the last four months to help shore up balance sheets and position the companies for distressed acquisition opportunities that might arise over the next few years.

SL Green Realty is a landlord of well-located, high-quality office properties primarily in midtown Manhattan. We purchased the stock on an equity offering at what we believe was a very attractive valuation. While demand for office space in Manhattan may be weak over the near term, the high barriers to entry and lack of new supply historically have made it a lucrative market. We also initiated a new position in regional mall landlord CBL & Associates Properties on its follow-on offering at a price that appeared very cheap. In conjunction with the equity issuance, the company announced substantial progress on refinancing its most significant debt maturities, further reducing downside risk.

Investors also gave up on the consumer sector last fall, enabling us to add to a number of our retail and restaurant holdings. We bought Gymboree, which fell to depressed levels after new government regulations forced the firm to scrap inventory. Company management gave very conservative earnings guidance, which Gymboree subsequently greatly exceeded. We also initiated a position in Group One Automotive, mentioned earlier.

We are pleased to welcome back Mike Sola as a member of our team. Mike served on our Investment Advisory Committee for many years in the 1990s before running our Science & Technology Fund. Mike is once again lending a welcome hand by focusing on technology and analyzing small-cap tech stocks. Our biggest purchase in the sector was Ariba, a software and services company that provides tools to help companies monitor and optimize their purchasing process, which should do well in this cost-cutting environment. In addition to its core spend-management suite, Ariba owns an emerging supplier network that has the potential to grow quickly in the coming years. Given the value of its products and what we see as an attractive valuation based on free cash flow, we added to our existing position in the stock.

On the Sell Side
As always during a market correction, investors crowded into the most stable and defensive sectors. While this is conventional wisdom, we find the crowd typically overstays its welcome. With this in mind, we reduced positions in health care, education, and utilities.

One of our largest sales was Myriad Genetics, which we trimmed into strength as the company continues to post strong earnings. We think the Street may have become overly optimistic about the near-term benefits of recently released practice guidelines from the American College of Obstetrics and Gynecology. The guidelines recommend that doctors assess a woman’s risk of inherited breast and ovarian cancer and obtain BRCA, or breast cancer gene testing, for those at risk. As the manufacturer of BRCAnalysis, the guidelines stand to benefit Myriad, but it can take years to implement practice guidelines. Myriad’s valuation and $4 billion market cap made it an excellent sale candidate. We also took gains in HMS Holdings, a company with good revenue and earnings visibility and one that should not be hurt by a weak economy or health care reform. However, its defensive characteristics and growth outlook appear fully reflected in the current valuation at a significant premium to both the market and its peers. Finally, we trimmed Edwards Lifesciences because its market cap has grown beyond our small-cap mandate.

We sold Corinthian Colleges to takes gains in a stock that significantly outperformed in the bear market. We were also concerned over potential bad-debt expense from Corinthian’s loans to its students. Recent fears have also surfaced over a Congress that may prove unfriendly to for-profit education companies. We also reduced our utilities holdings after a tremendous run by this defensive sector. Trims included UniSource Energy, Southwest Gas, and Cleco. Other sales included the previously mentioned Foundation Coal, Esco Technologies, and First Niagara Financial.

Outlook

Entering the second half of 2009, we continue to feel optimistic about the prospects for an economic recovery. While the challenges facing our nation are considerable, we take comfort in the amazing resilience of the American economy and its ability to return to growth. We wrote last winter that, in our opinion, we were not entering the second Great Depression. The enormous global policy initiatives have effectively taken this scenario off the table. True, unemployment continues to rise toward the double-digit range, but we reiterate that unemployment is a lagging indicator. We are, in fact, beginning to see signs that job losses are moderating, and the economy may well be in the early phase of a cyclical recovery.

We recall previous cycles where the stock market began a powerful move months in advance of the actual economic recovery, and we believe this may be the case in this cycle as well. We think the March lows will hold, and we should see the economy return to growth mode by late 2009. Why are we optimistic? First, year-over-year comparisons will be easy since the world basically stopped last November. Second, the federal government’s massive stimulus bill will be kicking in by late ’09 or early ’10—the wheels of government move with glacial rapidity. Third, the early signs of growth now dubbed “green shoots” continue to multiply. Whether it is moderating job losses; higher levels of consumer confidence, the index of leading economic indicators; or the continuing rebound in industrial production, all signs seem to point toward an economic inflection point later in ’09. In the end, this will indeed be a severe recession and will undoubtedly rival the declines seen in the early 1980s and 1970s. But history suggests that steep downturns are often followed by sharp recoveries. While we are not forecasting a rapid economic recovery, we wouldn’t be surprised to see a more rapid bounce than those that followed the relatively mild recent recessions of 1990–1991 or 2001–2002.

Small-cap earnings will remain weak versus large-caps until the economy grows meaningfully. For the year to date, small-caps have lagged large-caps, with the Russell 2000 Index rising 2.64% versus the S&P 500’s 3.16% return. Our asset class has traditionally led the market out of an economic downturn, and as the table shows, small-caps have posted strong performance off the March 9 market bottom through June 30. Still, we believe earnings will need to accelerate significantly to ensure further small-cap outperformance.

We are cautiously optimistic on the prospects for U.S. equity markets over the balance of the year. Barring a huge V-shaped recovery, we believe large-caps are moderately more attractive, given that small-caps continue to sell at a small price/earnings premium versus their traditional discount valuation. P/E ratios, though, are difficult to gauge at this point in the cycle due to the obvious lack of earnings. Nevertheless, we believe small-caps will participate strongly in the likely second-half recovery and shouldn’t lag large-caps by a meaningful amount.

In this choppy environment, we believe the market will reward those companies with the prospects for strong or improving fundamentals such as margins, earnings, and cash flow. Our focus on a durable blend of growth and value should enable us to continue our historical track record of exceeding the returns of the Russell 2000 Index with lower volatility.

As always, thanks for your continued confidence and support.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

July 14, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Glossary

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/book value ratio: A valuation measure calculated by dividing the price of a stock by a company’s book value per share. Book value is the net worth, or liquidating value, of a business and is calculated by subtracting all liabilities, including debt and preferred stocks, from total assets and dividing by the number of shares of common stock outstanding.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected (forward) earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/sales ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) sales (or revenues) per share.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity, ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total return basis.

Russell 2000 Value Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Small-Cap Stock Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2009 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/09	Value 12/31/08
T. Rowe Price Reserve Investment Fund, 0.41%	¤	¤	$ 15	$ 5,847	$ 5,299
Totals			$ 15	$ 5,847	$ 5,299

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 5,847
Dividend income	15
Interest income	–
Investment income	$ 15
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2009 (Unaudited)
($000s except shares and per share amounts)

Assets		
Investments in securities, at value (cost $245,583)	$	239,047
Receivable for investment securities sold		537
Dividends and interest receivable		138
Cash		43
Receivable for shares sold		28
Other assets		25
Total assets		239,818
Liabilities		
Payable for investment securities purchased		271
Investment management fees payable		129
Due to affiliates		8
Other liabilities		20
Total liabilities		428
NET ASSETS	**$**	**239,390**
Net Assets Consist of:		
Undistributed net investment income	$	864
Accumulated undistributed net realized loss		(39,566)
Net unrealized loss		(6,536)
Paid-in capital applicable to 28,084,238 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		284,628
NET ASSETS	**$**	**239,390**
NET ASSET VALUE PER SHARE	**$**	**8.52**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)
($000s)

6 Months Ended 6/30/09
Investment Income (Loss)		
Income		
Dividend	$	1,275
Interest		1
Total income		1,276
Expenses		
Investment management		735
Shareholder servicing		1
Prospectus and shareholder reports		22
Custody and accounting		87
Registration		17
Legal and audit		14
Directors		3
Miscellaneous		5
Total expenses		884
Net investment income		392
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		(24,209)
Futures		(46)
Net realized loss		(24,255)
Change in net unrealized gain on securities		39,577
Net realized and unrealized gain		15,322
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**15,714**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2009 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Small-Cap Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $3,000 for the six months ended June 30, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2009:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2009, the fund invested in derivative instruments. As defined by Statement of Financial Accounting Standards No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. The fund’s period-end derivatives, as presented in the Portfolio of Investments or the tables following, generally are indicative of the volume of its derivative activity during the period.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting as prescribed by FAS 133, even for derivatives employed as economic hedges. As of June 30, 2009, the fund held no derivative instruments.

Additionally, during the six months ended June 30, 2009, the fund recognized a $46,000 loss on equity derivatives, included in realized gain(loss) on Futures on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker in its sole discretion may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day (variation margin) to settle daily fluctuations in the value of the contract, which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contracts are closed. For a futures contract, the value included in net assets is the amount of unsettled variation margin; variation margin receivable is included in Other Assets and variation margin payable is included in Other Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and potential losses in excess of the fund’s initial investment.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $38,173,000 and $72,935,000, respectively, for the six months ended June 30, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $8,368,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, the fund had $4,582,000 of unused capital loss carryforwards, all of which expire in fiscal 2016.

At June 30, 2009, the cost of investments for federal income tax purposes was $245,583,000. Net unrealized loss aggregated $6,536,000 at period-end, of which $40,031,000 related to appreciated investments and $46,567,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $47,000 for Price Associates and $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 10, 2009, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board concluded that, based on the profitability data it reviewed, the Contract provided for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009